Quarterly Investor Update

First Quarter Fiscal Year 2019

Meta Financial Group

Forward-Looking Statements

Meta Financial Group, Inc.® (the "Company" or "Meta") and its wholly-owned subsidiary, MetaBank® (the "Bank"), may from time to time make written or oral "forward-looking statements," including statements contained in this investor update, the Company's filings with the Securities and Exchange Commission ("SEC"), the Company's reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company's beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by the Bank or the Company's Payments divisions; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates and intentions expressed in such forward-looking statements: risks relating to the recently-announced management transition; maintaining our executive management team; the expected growth opportunities, beneficial synergies and/or operating efficiencies from the Crestmark acquisition may not be fully realized or may take longer to realize than expected; customer losses and business disruption related to the Crestmark acquisition; unanticipated or unknown losses and liabilities may be incurred by the Company following the Crestmark acquisition; actual changes in interest rates and the Fed Funds rate; additional changes in tax laws; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; risks relating to the recent U.S. government shutdown, including any adverse impact on our ability to originate or sell SBA/USDA loans and any delay by the Internal Revenue Service in processing taxpayer refunds, thereby increasing the cost to us of our refund advance loans; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Congress and the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market and monetary fluctuations; the timely and efficient development of, and acceptance of, new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties, including, in connection with the Company's refund advance business, the risk of reduced volume of refund advance loans as a result of reduced customer demand for or acceptance of usage of Meta's strategic partners' refund advance products; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry; our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the Federal Deposit Insurance Corporation, which insures the Bank's deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Bank's divisions; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a portion of which has been characterized as "brokered"; changes in consumer spending and saving habits; and the success of the Company at maintaining its high-quality asset level and managing and collecting assets of borrowers in default should problem assets increase.

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this investor update. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this cautionary note. Additional discussions of factors affecting the Company's business and prospects are reflected under the caption "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2018 and in other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

Competitive Advantages

Differentiated Model

- Diversification across businesses, platforms, and fee structures intended to drive consistent growth
- History across economic cycles | Founded in 1954 | Initial public offering in 1993, Nasdaq listed

Low-Cost Funding Advantage

- National payments business drives low-cost deposits
- Average noninterest-bearing deposits represented 49% of Meta's total average funding base for the fiscal 2019 first quarter

Scalable Lending Platforms

- Highly scalable, targeted lending business lines
- Growth drivers in Asset-Based Lending, Factoring, Equipment Finance and SBA/USDA, plus synergies with Insurance Premium Finance for cash flow-dependent borrowers

Cross-Selling Opportunities

- Payments → National lending platforms & Tax payments
- Tax Services → Payments and Consumer lending products
- Commercial Finance → Serving similar customer base as AFS/IBEX Premium Finance

Differentiated Approach to Driving Shareholder Value

1. Increase Percentage of Funding from Core Deposits
2. Optimize Earning Asset Mix
3. Improve Operating Efficiencies

1 Increase Percentage of Funding from Core Deposits

Increasingly Leverage Payments Division

- Gain greater share of deposits from strategic partner relationships
- Develop additional products and services to deepen relationships

Explore and Develop Other New Deposit Opportunities

Noninterest-Bearing Deposits



17% CAGR
2014 - 2018
$ in millions
$1,319
$1,632
$2,018
$2,286
$2,455
2014
2015
2016
2017
2018
Fiscal Year Average

Quarterly Average Deposit Mix

First Quarter Fiscal 2019



Noninterest -Bearing 55%
Wholesale 37%
Interest-Bearing Checking 2%
Money Market & Savings 2%
Time Deposits 4%

2 Optimize Earning Asset Mix

Selected Average Earning Asset Mix[1]	
Commercial Finance	30%
Consumer & Warehouse Finance	8%
Community Bank	22%
Investments	39%

[1] *As of December 31, 2018; excludes Tax Services Loans and Cash & Fed Funds Sold*

→

Aspirational Earning Asset Mix	
Commercial Finance	>55%
Consumer & Warehouse Finance	<15%
Community Bank	<15%
Investments	<20%

Yields for the quarter ended December 31, 2018

Commercial Finance: 9.98%	**Consumer & Warehouse Finance: 7.97%**	**Community Banking: 4.58%**	**Investments: 3.13%**

- Replace lower yielding loans and securities with higher yielding assets with historically low credit costs
- Net interest margin expansion with focus on commercial finance lines of business
- Limit balance sheet exposure of consumer credit products to less than 15% of earning assets
- Limit consumer lending partnerships to those relationships with a high potential for strategic cross-selling opportunities, primarily with payments businesses

3 Improve Operating Efficiencies

Enhance efficiency ratio from current level

- Expense discipline and generation of positive operating leverage
  - Eliminating redundant functions and improving collaboration across teams
    - *Deep team and recent organizational changes*
    - *Executive team in place to lead organization forward*
  - Automation and productivity enhancements

Pause on material mergers and acquisitions

- Concentrated focus on optimization and utilization of existing platforms
- Business platforms are in place to execute our strategic priorities

Experienced Management Team

Executive Officers	Prior Experience	Industry Experience *(years)*	MetaBank Experience *(years)*
Brad Hanson *President and Chief Executive Officer*	• President at MetaBank • Prior experience in financial services, including numerous banking, payment card industry and technology-related capacities	28	14
Lynn Bruchhof *Executive Vice President and Chief People Officer*	• Chief People Officer at SSM Health with over 40,000 employees • Prior experience spans across large non-profit health care systems and a technology-based organization, including global experience	28[1]	Joined October 2018
Mick Goik *Executive Vice President and Head of Commercial Finance*	• Crestmark Bank's President and COO, and former CFO • Prior experience includes various roles at Crestmark, GE Capital and other companies involved in the commercial finance products and services industry	25	15[2]
Glen Herrick *Executive Vice President and Chief Financial Officer*	• Chief Financial Officer of Wells Fargo's $30 billion asset student loan division • 20 years at Wells Fargo in various finance, treasury and risk management roles	26	5
Shelly Schneekloth *Executive Vice President and Chief Operations Officer*	• General Manager of FIS' Prepaid Processing Division • Prior leadership positions in financial services	20	1
Sheree Thornsberry *Executive Vice President and Head of Payments*	• General Manager of Hawk Incentives at Blackhawk Network • Leadership positions at InteliSpend and Blackhawk Network	15	1

(1) *For Mrs. Bruchhof, extensive executive experience focused on Health Care and Technology organizations*

(2) *For Mr. Goik, includes prior tenure at Crestmark Bank*

Differentiated Approach Creates Long-term Value

Rising Earnings Power

- Earnings Per Share Outlook Affirmed for Fiscal Years 2019[1] and 2020

Aspirational Target Qualitative Metrics

- ROA > 2.0%
- Efficiency ratio < 65%

Long-Term Capital Management Options

- Share repurchases
- Dividend payout

[1] *Excluding the effects of $6.1 million in pre-tax executive transition agreement costs.*

Financial Highlights

Financial Highlights

First Quarter Ended December 31, 2018

- Net income of $15.4 million, or $0.39 per diluted share, for the quarter; earnings per share more than doubled compared to the prior year quarter.
- Net interest income grew to $60.3 million, an increase of $34.1 million, or 130%, compared to $26.2 million for the fiscal 2018 first quarter.
- Net interest margin increased to 4.60% from 2.76% for the fiscal 2018 first quarter. Net interest margin, tax-equivalent[(1)], increased to 4.76% from 3.06% over that same period.
- Total gross loans and leases increased by $1.8 billion, or 120%, compared to December 31, 2017.
- Average noninterest-bearing deposits grew 7% compared to the prior fiscal year quarter average.


Net Income & Diluted EPS
$ in millions
$4.7
$31.4
$6.8
$8.7
$15.4
$0.16
$1.06
$0.22
$0.24
$0.39
12/31/17
03/31/18
06/30/18
09/30/18
12/31/18
Quarter Ended


Total Gross Loans and Leases
$ in millions
$1,511
$1,520
$1,599
$2,945
$3,328
12/31/17
03/31/18
06/30/18
09/30/18
12/31/18
Quarter Ended


Noninterest-Bearing Deposits
$ in millions
$2,328
$2,657
$2,466
$2,375
$2,489
12/31/17
03/31/18
06/30/18
09/30/18
12/31/18
Quarterly Average

(1) Net interest margin expressed on a fully-taxable equivalent basis ("net interest margin, tax-equivalent") is a non-GAAP financial measure. The tax-equivalent adjustment to net interest income recognizes the estimated income tax savings when comparing taxable and tax-exempt assets and adjusting for federal and state exemption of interest income. The Company believes that it is a standard practice in the banking industry to present net interest margin expressed on a fully-taxable equivalent basis and, accordingly, believe the presentation of this non-GAAP financial measure may be useful for peer comparison purposes.

Scalable and Diversified Loan Portfolio

National Commercial Lending Platforms Add Further Diversification

All amounts presented are as of December 31, 2018

National Commercial Finance

Commercial finance portfolio increased by 7.2% over prior quarter to $1.6 billion

Growth driven primarily by asset-based lending and lease financing portfolio.

National Consumer Finance

Consumer finance portfolio increased by 3.1% over prior quarter to $278.7 million

$65.3 million in new originations during fiscal 2019 first quarter from two launched consumer credit programs



National Consumer Finance 8.4%
Tax Services 2.3%
Warehouse Finance 5.3%
Community Bank 35.4%
National Commercial Finance 48.6%
$3.3 billion
Total Gross Loan & Lease Portfolio
Increase of 13.0% over linked-quarter

Community Banking

Community banking portfolio increased 7.3% over prior quarter to $1.2 billion

Growth driven by Commercial Real Estate, continue to see solid market trends in Sioux Falls and Des Moines

Tax Services

$76.6 million in pre-season funding, up 13.6% compared to the fiscal 2018 first quarter

$1.26 billion originated in each of the past two tax seasons

Warehouse Finance

Warehouse finance portfolio increased by 171.0% over prior quarter to $176.1 million

Growth from addition of two highly secured, asset-based warehouse lines of credit with senior position supported by significant subordination and first out participant

Example Consumer Credit Waterfall

Agreement structures limit downside risk



Customer payments of principal, interest and fees
Collection Account
Meta receives principal portion of payments and protection from loan losses
Meta receives agreed-upon interest target return
Program Company receives servicing and marketing fees
Remaining fees and interest flow to Meta-owned escrow account and builds to agreed-upon level or time period before additional funds released to Program Company

Meta's agreements include provisions for:

- Program suspension or termination based on collateral performance, among other reasons
- Credit protection from Meta-owned escrow accounts

Expected cumulative net loss rates for the prime and non-prime programs are less than 8% and 10%, respectively

- Meta's reserve for loan losses was ~1% of outstanding balances at December 31, 2018
- Cumulative net loss rates[1] would have to range between 15-20% for the prime program, and between 25-30% for the non-prime program, for the 1% reserve at December 31, 2018 to be insufficient

[1] Cumulative net loss rates represent life of loan losses, which differs from an annualized loss rate

Asset Quality Remains Strong and Stable

Disciplined Credit Culture Continues to Drive Strong Asset Quality



Nonperforming Assets ("NPAs")
$ in millions
0.61%
0.84%
0.86%
0.72%
0.73%
$33.3
$36.1
$35.7
$41.8
$45.4
1Q18
2Q18
3Q18
4Q18
1Q19
Period Ended
NPAs
NPAs/Assets



Net Charge-Offs ("NCOs")
$ in millions
-0.02%
0.01%
0.65%
0.46%
0.03%
-$0.3
$0.1
$10.4
$13.6
$0.8
1Q18
2Q18
3Q18
4Q18
1Q19
Period Ended
NCOs
NCOs/Total Loan & Leases



Nonperforming Loans ("NPLs")
$ in millions
2.19%
0.40%
0.36%
0.35%
0.42%
$33.2
$6.0
$5.7
$10.2
$13.9
1Q18
2Q18
3Q18
4Q18
1Q19
Period Ended
NPLs
NPLs/Total Loans

- Allowance for loan and lease losses was $21.3 million at December 31, 2018, compared to $8.9 million at December 31, 2017
- The fair value credit mark for the acquired Crestmark loans and leases totaled $10.1 million at December 31, 2018
- Net charge-offs were $848.5 thousand for the quarter-ended December 31, 2018
- Tax-related net charge-offs were $10.5 million and $11.3 million in the third and fourth quarters of fiscal 2018, respectively

Regulatory Capital as of December 31, 2018

Strong capital remains above "well-capitalized"



Regulatory Capital Ratios
7.90%
9.01%
10.11%
11.87%
10.47%
11.91%
12.69%
12.41%
Tier 1 Leverage
Common Equity Tier 1
Tier 1 Risk-Based
Total Risk-Based
Meta Financial Group, Inc.
MetaBank
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action (PCA) Provisions

Management targets **six-month average Bank capital ratios** to reduce seasonality[1]

MetaBank Six-Month Average	Actual	Target
Tier 1 Leverage	9.46%	>8.0%
Total Risk-Based Capital	14.03%	>12.0%

Capital Deployment Priorities

1. Growth initiatives
2. Share repurchases
3. Dividend payout

(1) Due to the predictable, quarterly cyclicality of noninterest-bearing deposits in connection with tax season business activity, management believes that a six-month capital calculation is a useful metric to monitor the Company's overall capital management process.

Investment Highlights

Differentiated Model

- Targeted national commercial and consumer industries provide opportunities for growth

Low-Cost Funding Advantage

- Re-focused on increasing percentage of funding from core deposits

Scalable Lending Platforms

- Recent Crestmark acquisition provides scalable commercial platform that will be leveraged to optimize earning asset mix

Cross-Selling Opportunities

- Cross-selling expected to further enhance efficiencies with lower cost of customer acquisition, utilizing current product distribution channels

Appendix

Quarterly Income Statement

($ in millions, except per share data)	1Q18	4Q18	1Q19	1Q19 Change From 4Q18 $	1Q19 Change From 4Q18 %	1Q19 Change From 1Q18 $	1Q19 Change From 1Q18 %
Net Interest Income	26.2	48.5	60.3	11.7	24 %	34.1	130 %
Card & Deposit Fee Income	26.1	21.0	21.3	0.3	1 %	(4.8)	(18)%
Refund Transfer Product Fee Income	0.2	0.5	0.3	(0.3)	(50)%	0.1	36 %
Tax Advance Fee Income	1.9	—	1.7	1.7	NM	(0.3)	(13)%
Rental Income	—	7.3	10.9	3.6	49 %	10.9	NM
Gain/(Loss) on Sale of Loans	—	0.4	0.9	0.5	144 %	0.9	NM
Other Income	1.0	(4.6)	2.8	7.3	(160)%	1.7	167 %
Total Revenue	**$ 55.5**	**$ 73.2**	**$ 98.0**	**$ 24.9**	**34 %**	**$ 42.6**	**77 %**
Compensation and Benefits	22.3	30.1	33.0	2.9	10 %	10.7	48 %
Card Processing Expense	6.5	5.5	7.1	1.6	29 %	0.5	8 %
Tax Product Expense	0.4	0.2	0.5	0.3	178 %	0.1	21 %
Intangible Amortization	1.7	3.6	4.4	0.8	23 %	2.7	161 %
Operating Lease Equipment Depreciation	—	5.4	7.8	2.4	44 %	7.8	NM
All Other Expense	13.1	21.9	21.6	(0.4)	(2)%	8.5	65 %
Total Expense	**$ 44.0**	**$ 66.6**	**$ 74.3**	**$ 7.7**	**11 %**	**$ 30.3**	**69 %**
Provision for Loan and Lease Loss	1.1	4.7	9.1	4.4	93 %	8.0	752 %
Net Income Before Taxes	10.4	1.8	14.6	12.8	711 %	4.2	41 %
Income Tax Expense (Benefit)	5.7	(7.6)	(1.7)	5.9	(78)%	(7.4)	(130)%
Net Income before non-controlling interest	**4.7**	**9.4**	**16.3**	**6.9**	**74 %**	**11.6**	**247 %**
Net Income attributable to non-controlling interest	—	0.7	0.9	0.2	37 %	0.9	NM
Net Income attributable to parent	**$ 4.7**	**$ 8.7**	**$ 15.4**	**$ 6.7**	**77 %**	**$ 10.7**	**228 %**
Earnings Per Share, Diluted	**$ 0.16**	**$ 0.24**	**$ 0.39**	**$ 0.15**	**63 %**	**$ 0.23**	**144 %**
Average Diluted Sharecount	29,138,523	35,823,162	39,406,507	3,583,345	10 %	10,267,984	35 %

Average Balance Sheet

Fiscal Quarter Average - Quarter Ended	Dec. 31, 2017	March 31, 2018	June 30, 2018	Sept. 30, 2018	Dec. 31, 2018	1Q19 Change From			
($ in millions)	1Q18	2Q18	3Q18	4Q18	1Q19	4Q18		1Q18	
						$	%	$	%
Cash and fed funds sold	100	132	57	61	45	(16)	(26)%	(55)	(55)%
Total Investments	2,254	2,264	2,254	2,205	2,028	(177)	(8)%	(226)	(10)%
Commercial finance[1]	250	252	300	1,091	1,562	471	43 %	1,312	525 %
Consumer finance[2]	204	187	189	245	291	46	19 %	87	43 %
Tax services loans	12	417	22	13	11	(2)	(17)%	(1)	(11)%
Warehouse finance	—	—	—	57	100	43	74 %	100	NM
Total National Lending Loans & Leases	466	856	511	1,406	1,964	558	40 %	1,498	321 %
Total Community Banking Loans	940	998	1,050	1,076	1,156	80	7 %	216	23 %
Other assets	362	452	368	632	788	156	25 %	426	118 %
Total Assets	**$ 4,123**	**$ 4,703**	**$ 4,240**	**$ 5,380**	**$ 5,981**	**601**	**11 %**	**1,858**	**45 %**
Noninterest-bearing deposits	2,328	2,657	2,466	2,375	2,489	114	5 %	161	7 %
Interest-bearing deposits (core)	301	328	265	411	416	5	1 %	115	38 %
Wholesale deposits	484	685	454	1,328	1,698	370	28 %	1,215	251 %
Total borrowings	504	503	512	467	497	30	6 %	(8)	(1)%
Other liabilities	71	87	99	146	129	(17)	(12)%	58	81 %
Total Liabilities	**$ 3,689**	**$ 4,260**	**$ 3,795**	**$ 4,727**	**$ 5,229**	**502**	**11 %**	**1,540**	**42 %**
Shareholder's equity	434	443	445	653	752	99	15 %	318	73 %
Liabilities and Equity	**$ 4,123**	**$ 4,703**	**$ 4,240**	**$ 5,380**	**$ 5,981**	**601**	**11 %**	**1,858**	**45 %**

[1] Commercial finance includes loans from the AFS/IBEX and Crestmark Divisions, and healthcare receivables

[2] Consumer finance includes the Company's purchased student loan portfolios and loans generated from its national consumer lending business